Brandywine Realty Trust Unaudited Pro Forma Consolidated Financial Statements

The pro forma consolidated balance sheet for Brandywine Realty Trust (the “Company, “we” or “us”) as of June 30, 2026 has been prepared as if the significant disposition of the property located at 3151 Market Street in Philadelphia, Pennsylvania, during the third quarter of 2026 (noted herein) had occurred as of June 30, 2026. Our pro forma consolidated statements of operations for the six months ended June 30, 2026 and for the year ended December 31, 2025 have been prepared based on our historical financial statements as if the significant disposition during the third quarter of 2026 had occurred on January 1, 2025. Pro forma adjustments are intended to reflect the estimated effect of the disposition of the property described in Note 2. In our opinion, all adjustments necessary to reflect the effects of this disposition have been made.
The pro forma consolidated financial information for the six months ended June 30, 2026 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2026. The pro forma consolidated financial information for the year ended December 31, 2025 should be read in conjunction with our historical consolidated financial statements and notes thereto in our Annual Report on Form 10-K for the year ended December 31, 2025. This pro forma information is presented for informational purposes only and does not purport to be indicative of our financial results as if the transaction reflected herein had occurred on the date disclosed above or been in effect during the periods indicated above, nor are they necessarily indicative of our financial position or results of operations of future periods.

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
As of June 30, 2026
(in thousands, except share and per share data)

	BDN Historical	3151 Market Street Disposition	(Notes)	Pro Forma
ASSETS
Real estate investments:
Operating properties	$3,527,129	$(234,652)	(a)	$3,292,477
Accumulated depreciation	(1,241,465)	3,032	(a)	$(1,238,433)
Prepaid ground leases, net	34,156	(27,170)	(a)	$6,986
Right of use asset - operating leases, net	12,266	—		$12,266
Operating real estate investments, net	2,332,086	(258,790)		2,073,296
Construction-in-progress	85,569	(2,026)	(a)	$83,543
Land held for development	75,134	—		$75,134
Prepaid leasehold interests in land held for development, net	27,762	—		$27,762
Total real estate investments, net	2,520,551	(260,816)		2,259,735
Cash and cash equivalents	37,870	173,479	(b)	$211,349
Restricted cash and escrow	830	—		$830
Accounts receivable	19,916	—		$19,916
Assets held for sale, net	232,921	—		$232,921
Accrued rent receivable, net of allowance of $369 as of June 30, 2026	169,267	(16)	(a)	$169,251
Investment in unconsolidated real estate ventures	336,851	—		$336,851
Deferred costs, net	69,222	(568)	(a)	$68,654
Intangible assets, net	13,832	(867)	(a)	$12,965
Other assets	134,707	(3,517)	(a);(c)	$131,190
Total assets	$3,535,967	$(92,305)		$3,443,662
LIABILITIES AND BENEFICIARIES' EQUITY
Secured debt, net	$144,260	$(56,087)	(c)	$88,173
Unsecured credit facility	149,000	—		$149,000
Unsecured term loan, net	249,593	—		$249,593
Unsecured senior notes, net	2,074,153	—		$2,074,153
Accounts payable and accrued expenses	136,663	—		$136,663
Distributions payable	14,203	—		$14,203
Deferred income, gains and rent	21,845	—		$21,845
Intangible liabilities, net	12,355	(6,304)	(a)	$6,051
Liabilities related to assets held for sale	6,775	—		$6,775
Lease liability - operating leases	17,031	—		$17,031
Other liabilities	14,189	—		$14,189
Total liabilities	$2,840,067	$(62,391)		$2,777,676
Brandywine Realty Trust's Equity:
Common Shares of Brandywine Realty Trust's beneficial interest, $0.01 par value; shares authorized 400,000,000; 174,611,856 issued and outstanding as of June 30, 2026	1,740	—		1,740
Additional paid-in-capital	3,204,718	—		3,204,718
Deferred compensation payable in common shares	25,467	—		25,467
Common shares in grantor trust, 2,376,607 issued and outstanding as of June 30, 2026	(25,467)	—		(25,467)
Cumulative earnings	525,251	(29,914)	(d)	495,337
Accumulated other comprehensive income (loss)	573	—		573
Cumulative distributions	(3,041,100)	—		(3,041,100)
Total Brandywine Realty Trust's equity	691,182	(29,914)		661,268
Noncontrolling interests	4,718	—		4,718
Total beneficiaries' equity	$695,900	$(29,914)		$665,986
Total liabilities and beneficiaries' equity	$3,535,967	$(92,305)		$3,443,662

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2026
(in thousands, except share and per share data)

	BDN Historical	3151 Market Street Disposition	(Notes)	Pro Forma
Revenue
Rents	$243,355	$(532)	(e); (f)	$242,823
Third party management fees, labor reimbursement and leasing	8,788	—		$8,788
Other	3,781	—		$3,781
Total revenue	255,924	(532)		255,392
Operating expenses
Property operating expenses	77,094	(835)	(e)	$76,259
Real estate taxes	23,006	(250)	(e)	$22,756
Third party management expenses	4,433	—		$4,433
Depreciation and amortization	96,980	(3,106)	(e)	$93,874
General and administrative expenses	21,598	(38)	(e)	$21,560
Provision for impairment	11,909	—		$11,909
Total operating expenses	235,020	(4,229)		230,791
Gain on sale of real estate
Net gain on disposition of real estate	63	—		$63
Total gain on sale of real estate	63	—		63
Operating income	20,967	3,697		24,664
Other income (expense):
Interest and investment income	1,734	—		$1,734
Interest expense	(82,820)	2,174	(e)	$(80,646)
Interest expense - amortization of deferred financing costs	(2,732)	22	(e)	$(2,710)
Equity in loss of unconsolidated real estate ventures	(17,440)	—		$(17,440)
Loss on early extinguishment of debt	(24)	—		(24)
Net loss before income taxes	(80,315)	5,893		(74,422)
Income tax provision	(24)	—		(24)
Net loss	(80,339)	5,893		(74,446)
Net loss attributable to noncontrolling interests	338	—		338
Net loss attributable to Brandywine Realty Trust	(80,001)	5,893		(74,108)
Nonforfeitable dividends allocated to unvested restricted shareholders	(566)	—		(566)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(80,567)	$5,893		$(74,674)
PER SHARE DATA
Basic loss per Common Share	$(0.46)			$(0.43)
Basic weighted average shares outstanding	174,072,403			174,072,403
Diluted loss per Common Share	$(0.46)			$(0.43)
Diluted weighted average shares outstanding	174,072,403			174,072,403

BRANDYWINE REALTY TRUST
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the Year Ended December 31, 2025
(in thousands, except share and per share data)

	BDN Historical	3151 Market Street Disposition	(Notes)	Pro Forma
Revenue
Rents	$457,504	$(37)	(g)	$457,467
Third party management fees, labor reimbursement and leasing	20,329	—		$20,329
Other	6,621	—		$6,621
Total revenue	484,454	(37)		484,417
Operating expenses
Property operating expenses	131,347	(17)	(g)	$131,330
Real estate taxes	43,602	—		$43,602
Third party management expenses	10,245	—		$10,245
Depreciation and amortization	176,428	(206)	(g)	$176,222
General and administrative expenses	42,031	—		$42,031
Provision for impairment	63,392	23,648	(h)	$87,040
Total operating expenses	467,045	23,425		490,470
Gain on sale of real estate
Net gain on disposition of real estate	9,396	—		$9,396
Net gain on sale of undepreciated real estate	(146)	—		$(146)
Total gain on sale of real estate	9,250	—		9,250
Operating income	26,659	(23,462)		3,197
Other income (expense):
Interest and investment income	4,402	—		$4,402
Interest expense	(134,955)	10,502	(g)	$(124,453)
Interest expense - amortization of deferred financing costs	(5,119)	—		$(5,119)
Equity in loss of unconsolidated real estate ventures	(57,681)	(4,552)	(i)	$(62,233)
Net gain on real estate venture transactions	183	—		$183
Loss on early extinguishment of debt	(12,244)	(6,266)	(j)	$(18,510)
Net loss before income taxes	(178,755)	(23,778)		(202,533)
Income tax provision	(112)	—		$(112)
Net loss	(178,867)	(23,778)		(202,645)
Net loss attributable to noncontrolling interests	620	—		620
Net loss attributable to Brandywine Realty Trust	(178,247)	(23,778)		(202,025)
Nonforfeitable dividends allocated to unvested restricted shareholders	(1,231)	—		(1,231)
Net loss attributable to Common Shareholders of Brandywine Realty Trust	$(179,478)	$(23,778)		$(203,256)
PER SHARE DATA
Basic loss per Common Share	$(1.03)			$(1.17)
Basic weighted average shares outstanding	173,464,402			173,464,402
Diluted loss per Common Share	$(1.03)			$(1.17)
Diluted weighted average shares outstanding	173,464,402			173,464,402

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

Note 1. Basis of Presentation

The pro forma consolidated balance sheet as of June 30, 2026 and the pro forma consolidated statement of operations for the six months ended June 30, 2026 were derived from our historical consolidated financial statements included in our Quarterly Report on Form 10-Q as of and for the six months ended June 30, 2026. The pro forma consolidated statement of operations for the year ended December 31, 2025 was derived from our historical consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025.

Note 2. Pro Forma Adjustments

3151 Market Street Disposition

On September 30, 2026, we completed the disposition of a 441,000 square foot office building, which includes one level of below grade parking containing 70 parking spaces, located at 3151 Market Street in Philadelphia, Pennsylvania, to an unrelated third party for a sales price of $240.0 million and net proceeds of approximately $233.7 million.

Balance Sheet Adjustments

(a) These adjustments represent the elimination of the carrying value of the assets and liabilities of the property disposed.

(b) This adjustment represents the approximately $233.7 million net proceeds received from the disposition of the property and the payment of $60.2 million related to the retirement of the Company's $57.3 million Commercial Property Assessed Clean Energy ("C-PACE") loan. The related pro forma adjustment has been included as the loan encumbered the sold property.

(c) This adjustment represents the repayment of the $56.1 million net carrying value of the C-PACE loan the property was encumbered by and the elimination of the prepaid interest associated with the C-PACE Loan of $3.3 million. The related pro forma adjustment has been included as the loan encumbered the sold property.

(d) This adjustment represents the pro forma $23.6 million provision for impairment and $6.3 million loss on early extinguishment of debt related to C-PACE loan repayment. The actual provision for impairment and loss on early extinguishment of debt recorded upon completion of this disposition may differ materially from the pro forma provision for impairment and loss on early extinguishment of debt as a result of events that occurred during the third quarter of 2026.

Statements of Operations Adjustments

(e) These adjustments represent the elimination of the revenue and expenses of the property disposed that were recorded during the six months ended June 30, 2026.

(f) Adjustment for the six months ended June 30, 2026 includes (i) $0.3 million of contractual base rent, (ii) $0.1 million of parking rent, and (iii) $0.1 million of straight-line rent adjustments, reimbursable tenant costs, and deferred market rent.

(g) These adjustments represent the elimination of the revenue and expenses of the property disposed that were recorded during the year ended December 31, 2025 for the period from when the venture was consolidated on December 17, 2025.

(h) This adjustment represents the pro forma provision for impairment has been presented as if the disposition of the property had occurred on January 1, 2025. The actual provision for impairment recorded upon completion of this disposition may differ materially from the pro forma provision for impairment as a result of events that occurred during the third quarter of 2026.

(i) On December 17, 2025, the Company acquired all of its partner's preferred equity interest in the 3151 Market Street Venture. As a result of the acquisition of the preferred equity interest, 3151 Market Street became a wholly owned asset that was consolidated in the fourth quarter of 2025. This adjustment represents the elimination of the equity in loss of unconsolidated real estate ventures from the 3151 Market Street joint venture for the period from January 1, 2025 to December 16, 2025, when the venture was not consolidated.

(j) This adjustment represents the pro forma loss on early extinguishment of debt related to C-PACE loan repayment and has been presented as if the disposition of the property had occurred on January 1, 2025. The related pro forma adjustment has been included as the loan repayment was completed prior to the consummation of the disposition and was required as a condition of the buyer's acquisition of the property. The actual loss on early extinguishment of debt recorded upon completion of this disposition may differ materially from the pro forma loss on early extinguishment of debt as a result of events that occurred during the third quarter of 2026.